[GRAPHIC OF FLAGS OMITTED]

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

THIRD QUARTER REPORT - SEPTEMBER 30, 2000

                                                 [PHOTO OF HART WOODSON OMITTED]
                                                                    HART WOODSON

TO OUR SHAREHOLDERS,

      During the third quarter of 2000, the Gabelli Global Convertible Securities Fund fell as rising interest rates and higher energy prices continued to pressure global equity valuations. Global economic growth is expected to moderate from 4.8% this year to 4.1% in 2001, while earnings growth will slow from 23% to 12%. Much of this news is already in the market. During the quarter, the Nasdaq composite declined by 7.39%, while in dollar terms Japan's Nikkei 225 fell by 11.25%, and Europe, as measured by the Bloomberg 500 Index, slipped by 9.14%.

      The key question is whether the current slowdown will gather momentum or be a pause that refreshes? The answer will be a function of energy prices. We believe moderating oil prices in 2001 will be the catalyst for reduced inflation, lower interest rates, and renewed economic growth. This environment will prove favorable for investors, especially international investors, who will benefit from an economic convergence toward America's new economy norms of shareholder value, IT spending, venture capital, and tax reform.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, the Gabelli Global Convertible Securities Fund's Class AAA Shares (the "Fund") declined 8.40%. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets declined 3.01%, 0.62% and 5.42% respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 9.46% over the trailing twelve-month period. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index had total returns of 16.64%, (0.58)%, and 8.01%, respectively, over the same twelve-month period.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
------------------------------------------------------------------------------------------------------------
                                                                          Quarter
                                                   ----------------------------------------
                                                   1st         2nd          3rd        4th          Year
                                                   ---         ---          ---        ---          ----
 2000:    Net Asset Value ...................     $15.04      $13.21      $11.81        --            --
          Total Return ......................      10.6%      (10.2)%      (8.4)%       --            --
------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ...................     $10.89      $11.91      $12.71      $13.88        $13.88
          Total Return ......................       7.6%        9.4%        6.7%       20.3%         51.1%
------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ...................     $10.43      $10.36       $9.09      $10.12        $10.12
          Total Return ......................      11.1%       (0.7)%     (12.3)%      12.2%          8.6%
------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ...................     $10.27      $10.98      $11.15       $9.39         $9.39
          Total Return ......................       0.9%        6.9%        1.5%       (6.1)%         2.8%
------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ...................     $11.34      $11.55      $11.41      $10.18        $10.18
          Total Return ......................       5.1%        1.9%       (1.2)%      (0.3)%         5.5%
------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ...................     $10.09      $10.64      $11.05      $10.79        $10.79
          Total Return ......................       1.6%        5.5%        3.9%        1.2%         12.6%
------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ...................     $10.38      $10.37      $10.64       $9.93         $9.93
          Total Return ......................       3.8%(b)    (0.1)%       2.6%       (5.2)%         0.9%(b
------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------
            Average Annual Returns (Class AAA Shares)
            -----------------------------------------
                     September 30, 2000 (a)
                     ----------------------
  1 Year .......................................      9.46%
  5 Year .......................................     10.39%
  Life of Fund (b) .............................      9.59%
-----------------------------------------------------------

                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999        $1.390         $13.67
December 28, 1998        $0.080         $ 9.96
December 30, 1997        $1.070         $ 9.33
December 31, 1996        $1.200         $10.18
December 29, 1995        $0.393         $10.79
December 30, 1994        $0.160         $ 9.93


(a) Total returns and average annual returns for the Class AAA Shares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

      For the five-year period ended September 30, 2000, the Fund's total return averaged 10.39% annually versus average annual total returns of 12.38%, 3.89% and 14.13% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index, respectively.

      Since inception on February 3, 1994 through September 30, 2000, the Fund had a cumulative total return of 84.04%, which equates to an average annual return of 9.59%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the third quarter ended September 30, 2000, The Gabelli Global Convertible Securities Fund Class A Shares declined 8.40%. (Class B and Class C Shares have not been issued as of September 30, 2000). The Class A Shares ended the third quarter with a net asset value of $11.81.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.


                                                               [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/00

                               UNITED STATES 41.5%
                                  EUROPE 25.9%
                                   JAPAN 27.7%
                                   CANADA 2.2%
                               LATIN AMERICA 2.1%
                              ASIA/PACIFIC RIM 0.6%

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES: HARD OR SOFT LANDING?

      The Federal Reserve Board ("the Fed") has raised short-term interest rates by 1.75% since June of 1999. These rate increases, together with higher energy prices, are expected to slow gross domestic product (GDP) growth from 5.3% this year to a more sustainable 3.5% in 2001. Consequently, earnings growth for the S&P 500 is anticipated to fall from 18% to 10%. Much of this is already reflected in the market as companies like Dell, Intel, and Home Depot have announced downward earnings revisions.

      As stated above, oil will be the driver for the U.S. economy over the next several months. We agree with Federal Reserve Chairman Alan Greenspan's view that: "It would certainly seem that, with inventories building and the spot price of crude oil well above its long-term equilibrium, spot prices would shortly be under significant downward pressure." If per barrel oil prices fall back to the mid-twenties, we envision a revival in GDP growth and a favorable environment for financial assets. Lower oil prices will reduce headline inflation numbers, which in turn will limit future interest rate hikes. Meanwhile, renewed consumer confidence, and a degree of fiscal stimulus (i.e. tax cuts) from the new administration, should further buoy the economy.

EUROPE: WITHER THE EURO?

      As in the U.S., the key issue in the Euro zone is the pace of economic growth next year. Despite higher interest rates and energy prices, real GDP is expected to grow by 3.5% this year and 3.0% in 2001. These projections assume lower oil prices and a stronger Euro. If present trends continue, inflation will rise and the European Central Bank (ECB) will be forced to raise interest rates further. Again, much of this has been anticipated as earnings growth is expected to fall from 23% this year to 11% next year.

      The main uncertainty remains the fate of the Euro. The currency recently fell to an all time low of 83.30, down 28% from its January 1999 inception. Central bank intervention has failed to establish a "floor" on the currency. While the prospect of weaker Euro zone growth in the short term suggests little chance of a speedy recovery, we expect the currency to rebound next year as GDP growth converges with the US and interest rate differentials narrow. In the meantime, the weaker Euro is a benefit to European exporters. In short, we believe falling oil prices will be the catalyst for lower interest rates, reduced inflation, and rising real incomes. The current economic easing is likely to prove to be a dip rather than a depression.

JAPAN: SELF-SUSTAINING RECOVERY?

      In October, The Bank of Japan (BOJ) left its official view of the economy unchanged stating that: "...the Japanese economy is recovering gradually, with corporate profits and fixed investments continuing to increase." Private economists agree, although the range of forecasts differs widely. Optimists see the economy growing by 3.7% this year and 3.6% next, while others expect a more modest recovery of 1.5% and 0.4%, respectively. We favor the optimists. Our view is supported by a number of positive indicators: the quarterly Tankan survey showed business confidence rising to its best level in three years, industrial production is increasing, and leading indicators are pointing up. Even the dormant consumer has begun to show signs of life, as department store sales in Tokyo rose for the first time in seven months. However, there are still risks. The BOJ's August interest rate hike, the first in a decade, may stymie the recovery. Higher oil prices and slower global growth could curtail exports. Nevertheless, the improving economic environment is translating into stronger profit growth. By the end of September, for companies whose fiscal year ends in March 2001, the mean upward revision to consolidated recurring profit was 15% and upgrades outpaced downgrades by two to one.

LET'S TALK CONVERTS

BURR-BROWN CORP. (4.25%, 02/15/07) is a global developer, manufacturer, and marketer of analog and mixed signal integrated circuits. In August, Texas Instruments (TXN - $47.50 - NYSE) purchased the company for $7.6 billion in stock. Texas Instruments is the world's leader in digital signal processors
(DSPs) and analog semiconductors. DSPs are an important component of digital electronic equipment and are used in such products as cars, camcorders, modems and VCRs. Last year, TXN had sales of $9.5 billion, of which two-thirds were outside of the United States.

With the stock at $47.50, the convertible trades at 132.375% on a 24% premium to parity and enjoys a 3.0% yield advantage over the common stock.

GROUPE BRUXELLES LAMBERT SA (2.50%, 07/09/03) is a Belgian-based holding company with interests in utility, media, and manufacturing businesses. The company's main holdings include a 30% stake in RTL (which owns approximately 40 television and radio stations in 11 European countries), a 2.6% stake in oil company TotalFina Elf, and a 6.8% stake in the utility company Suez Lyonnaise des Eaux. We believe Groupe Bruxelles is an attractive investment because its share price trades at over a 40% discount to the current market value of its holdings. Given the current restructuring trends in Europe, we do not believe this level of discount is warranted.

With the stock at 275 Euros, the convertible trades at 115.375% on an 8% premium.

NEC CORP. (ZERO COUPON, 03/30/07) is a one hundred year-old Tokyo-based manufacturer and marketer of a wide range of computers, electrical components and equipment. It also produces cellular phones, communication systems, and other telecommunication devices. NEC is the second largest worldwide supplier of computer chips. In the fiscal year ended March 2000, the company began a substantial turnaround, earning 10.4 billion yen ($99 million) on sales of 4.9 trillion yen ($48 billion).

The convertible, rated BBB by Mikuni, trades at 104% with the common stock at 2,455 Japanese yen, which is a 36% premium.

NIHON DEMPA KOGYO CO. LTD. (DEMPA KOGY DEMPA) (0.90%, 09/28/01) is a Japanese company that manufactures synthetic quartz and quartz-related products including filters, oscillators, and resonators for electronic applications. The company's revenues grew by 20% in the fiscal year ended March 2000 to 56.5 billion yen ($540 million) while operating profits rose by 162%.

With the stock at 5,580 yen, the convertible is trading at 127%, which is a slight discount to parity of 130%.

PORTUGAL TELECOM INTERNATIONAL FINANCE (1.50%, 06/07/04) provides the majority of domestic and international fixed telephone services in Portugal, along with a growing share of cellular, cable TV, and multimedia services. The company recently joined forces with Commerce One Inc., a leading e-commerce company, to create a new business-to-business electronic marketplace (PT Electronic Marketplace). Portugal Telecom has also acquired control of wireless phone services in Brazil (Telesp Cellular) and Morocco, where there is significant demand for wireless products.

The convertible, which is rated A+ by Standard and Poor's, trades at 117.50% on an 8% premium with the stock at 11.65 Euros.

SATO CORP. (0.55%, 09/30/03) manufactures price labeling equipment, including bar code hand labelers and electronic printers. The company also produces weight labels and merchandise seals. Sato has international operations in Malaysia, Singapore, the United States and the United Kingdom. Sato has been effectively controlling costs while developing its global distribution network through its overseas subsidiaries.

This bond trades at 135% on a 3% premium with the stock at 2,940 yen.

SWISS LIFE FINANCE LTD. (2.00%, 05/20/03) is convertible into shares of Glaxo Wellcome. Glaxo Wellcome (GLX - $60.4375 - NYSE), a U.K. based company, is a leading producer of pharmaceuticals for a variety of health areas including respiratory ailments (which make up 30% of sales), epilepsy, HIV, and indigestion. In 1981, Glaxo introduced one of its most successful drugs, Zantac (for heartburn), which boosted the company to the top of the anti-ulcer drug market in the U.S. GLX looks for large cost savings from its merger with rival SmithKline Beecham.

With the stock at 20.48 British pounds, the convertible trades at 101% on a 24% premium and 2% current yield.

TELEFONOS DE MEXICO, SA (4.25%, 06/15/04), also known as Telmex, provides a wide range of telecommunication services from local and long distance to cellular, throughout Mexico. Telmex also provides other related telecommunication services such as directory services and Internet access. In fact, Telmex controls about 75% of the Mexican long distance market and just launched T1msn.com, a Spanish-language Internet portal, with Microsoft.

This bond trades at 125% with the stock at $53.125, which is a 12% conversion premium with a 1.8% yield advantage.

UNITED STATES CELLULAR CORP. (ZERO COUPON, 06/13/15) is a Chicago-based wireless telecommunications provider with 2.8 million subscribers in 26 states. Its properties are clustered throughout rural areas in the Midwest, Mid-Atlantic, Southwest, and New England. The company reported strong subscriber growth in the third quarter, up 45% from the same period last year, while churn rates for postpay customers fell to 1.8%. The company continued its share buyback program in the quarter and has authorized an additional repurchase of up to 1.4 million shares or 1.6% of shares outstanding.

The BBB+ rated zero coupon convertible bonds were issued at a price of 30.64% in June of 1995. With the stock at $70, they now trade at 65.30% on a slight discount to parity.

YAMANOUCHI PHARMACEUTICAL CO. LTD. (1.50%, 12/31/02) is Japan's third largest drug maker. In the fiscal year ended March 2000, the company had sales of 433 billion yen (over $4 billion). Yamanouchi licensed the rights to sell Lipitor, the cholesterol-lowering drug, in Japan. Sales of the drug have gotten off to a promising start and are expected to increase further as hospitals adopt its use. The company recently upgraded its sales and profit forecasts for the remainder of this fiscal year due to the expansion of its business, tax changes, and asset disposals.

The bond trades on an 8% premium at 155% with the stock at 5,200 yen.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      During the third quarter, the process of adjustment from liquidity-induced recovery to sustainable growth continued. A number of issues remain to be resolved: energy, the Euro, elections, and the economy. However, we believe a repeat of a 1970's style recession is unlikely. With inflation under control and central banks near the end of their tightening cycle, we anticipate that lower oil prices will prove the catalyst for renewed economic growth. We believe a global convertible portfolio offers investors an attractive way to participate in this recovery while at the same time reducing the inherent volatility of the new economy.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                   Sincerely,

                                   /S/ SIGNATURE
                                   A. HARTSWELL WOODSON, III
                                   Portfolio Manager

October 16, 2000

-------------------------------------------------------------------------------------------------
                            MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                            ----------------------------------------
Reinvestment Date      Reinvestment Price             Reinvestment Date        Reinvestment Price
-----------------      ------------------             -----------------        ------------------
January 27, 2000            $14.05                     June 28, 2000                $13.3
February 25, 2000           $15.28                     July 27, 2000                $12.8
March 29, 2000              $15.26                     August 29, 2000              $12.5
April 26, 2000              $13.64                     September 27, 2000           $11.6
May 26, 2000                $12.62
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         TOP TEN HOLDINGS
                        SEPTEMBER 30, 2000
                        ------------------
Comverse Technology Inc.          Sato Corp.
Sanyo Electric Co. Ltd.           Nihon Denpa Kogyo Co. Ltd. (Dempa Kogy Dempa)
Swiss Life Finance Ltd.           Clear Channel Communications Inc.
United States Cellular Corp.      Groupe Bruxelles Lambert SA
Daiwa Securities Group Inc.       Cregem Finance NV
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
  ---------                                                          ------
               CORPORATE BONDS -- 77.3%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.5%
$   125,000    Standard Motor Products Inc., Sub. Deb. Cv.
                6.75%, 07/15/09 ..........................       $       64,375
                                                                 --------------
               BROADCASTING -- 8.7%
    300,000(c) Canal Plus / Mediaset, Sub. Deb. Cv.
                3.50%, 04/01/02 ..........................              151,744
    300,000    Clear Channel Communications Inc.,
                2.63%, 04/01/03 ..........................              329,250
    700,000(d) Groupe Bruxelles Lambert SA, Sub. Deb. Cv.
                2.50%, 07/09/03 ..........................              322,253
 15,000,000(b) Tokyo Broadcasting System Inc.,
                Sub. Deb. Cv.
                1.80%, 03/31/03 ..........................              244,448
                                                                 --------------
                                                                      1,047,695
                                                                 --------------
               BUSINESS SERVICES -- 1.3%
    100,000    Omnicom Group Inc.,
                2.25%, 01/06/13 ..........................              153,625
                                                                 --------------
               COMPUTER SOFTWARE AND SERVICES -- 2.1%
 22,000,000(b) Capcom Co. Ltd., Cv.
                1.00%, 09/30/05 ..........................              254,692
                                                                 --------------
               DIVERSIFIED INDUSTRIAL -- 7.4%
    100,000    Comverse Technology Inc., Cv.
                4.50%, 07/01/05 ..........................              510,125
    200,000(d) Elektrim Finance, Sub. Deb. Cv.
                3.75%, 07/02/04 ..........................              165,455
 20,000,000(b) Nippon Ceramic Co. Ltd., Cv.
                0.30%, 12/30/05 ..........................              221,173
                                                                 --------------
                                                                        896,753
                                                                 --------------
               ELECTRONICS -- 15.2%
    200,000    Burr-Brown Corp. Sub. Deb. Cv.
                4.25%, 02/15/07(a) .......................              266,000
    200,000    Cypress Semiconductor Corp., Cv.
                4.00%, 02/01/05 ..........................              227,500
 20,000,000(b) NEC Corp., Cv.
                Zero Coupon,  03/30/07 ...................              193,596
 30,000,000(b) Nihon Denpa Kogyo Co. Ltd.
                (Dempa Kogy Dempa),
                0.90%, 09/28/01 ..........................              352,582
               Sanyo Electric Co. Ltd., Cv.
 12,000,000(b)  1.70%, 11/29/02 ..........................              182,010
 20,000,000(b)  1.60%, 11/30/04 ..........................              225,245
 10,000,000(b) Sony Corp., Sub. Deb. Cv.
                1.40%, 03/31/05 ..........................              259,115
    100,000    STMicroelectronics NV,
                Zero Coupon, 09/22/09 ....................              132,750
                                                                 --------------
                                                                      1,838,798
                                                                 --------------

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
  ---------                                                          ------
               ENERGY AND UTILITIES -- 3.9%
    251,460(d) Belgelectric  Finance BV, Cv.
                1.50%, 08/04/04 ..........................        $     246,528
$   110,000    Devon Energy Corp.,
                4.95%, 08/15/08 ..........................              106,975
    100,000    Diamond Offshore Drilling Inc., Sub. Deb. Cv.
                3.75%, 02/15/07 ..........................              113,375
                                                                 --------------
                                                                        466,878
                                                                 --------------
               EQUIPMENT AND SUPPLIES -- 4.7%
    150,000    Antec Corp., Sub. Deb. Cv.
                4.50%, 05/15/03 ..........................              192,000
 30,000,000(b) Sato Corp., Sub. Deb. Cv.
                0.55%, 09/30/03 ..........................              374,792
                                                                 --------------
                                                                        566,792
                                                                 --------------
               FINANCIAL SERVICES -- 14.1%
    250,000    Cregem Finance NV, Sub. Deb. Cv.
                5.75%, 09/15/02 ..........................              303,362
 30,000,000(b) Daiwa Securities Group Inc., Sub. Deb. Cv.
                0.50%, 09/29/06 ..........................              374,792
    200,000(d) Deutsche Bank Finance NV, Sub. Deb. Cv.
                2.00%, 12/22/03 ..........................              197,010
    125,775(d) Finaxa, Sub. Deb. Cv.
                3.00%, 01/01/27 ..........................              201,193
     99,994(d) Finmeccanica SpA, Cv.
                2.00%, 06/08/05(a) .......................               86,587
    400,000    Swiss Life Finance Ltd., Cv.
                2.00%, 05/20/03 ..........................              399,520
    300,000    Wertt AG Versich-Beteil,
                2.25%, 04/17/08 ..........................              136,707
                                                                 --------------
                                                                      1,699,171
                                                                 --------------
               HEALTH CARE -- 6.5%
    200,000    Centocor Inc., Sub. Deb. Cv.
                4.75%, 02/15/05 ..........................              257,000
 20,000,000(b) Rohto Pharmaceutical Co. Ltd., Cv.
                1.20%, 03/29/02 ..........................              244,494
 20,000,000(b) Yamanouchi Pharmaceutical Co. Ltd., Cv.
                1.50%, 12/31/02 ..........................              286,693
                                                                 --------------
                                                                        788,187
                                                                 --------------
               PUBLISHING -- 3.3%
    100,000(e) Daily Mail & General Trust plc,
                2.50%, 10/05/04 ..........................              208,838
    250,000    Medya Holding, Sub. Deb. Cv.
                10.00%, 06/28/01 .........................              188,750
                                                                 --------------
                                                                        397,588
                                                                 --------------
               TELECOMMUNICATIONS -- 6.5%
   $250,000    Bell Atlantic Financial, Cv.
                4.25%, 09/15/05 ..........................              280,938
    250,000(d) Portugal Telecom International Finance,
                Sub. Deb. Cv.
                1.50%, 06/07/04 ..........................              260,040

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
  ---------                                                          ------
               CORPORATE BONDS (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
 $  200,000    Telefonos De Mexico, SA
                4.25%, 06/15/04 ..........................          $   249,000
                                                                    -----------
                                                                        789,978
                                                                    -----------
               WIRELESS COMMUNICATIONS -- 3.1%
    550,000    United States Cellular Corp.,
                Zero Coupon, 06/13/15 ....................              376,750
                                                                    -----------
               TOTAL CORPORATE BONDS .....................            9,341,282
                                                                    -----------
    SHARES
    -------
               PREFERRED STOCKS -- 18.0%
               BUSINESS SERVICES -- 1.8%
      4,000    Amdocs Ltd.,
                6.75% Cv. Pfd. ...........................              217,750
                                                                    -----------
               CABLE -- 3.4%
      6,000    MediaOne Group Inc.,
                7.00% Cv. Pfd. ...........................              223,500
      4,500    UnitedGlobalCom Inc.,
                7.00% Cv. Pfd. (a) .......................              188,437
                                                                    -----------
                                                                        411,937
                                                                    -----------
               DIVERSIFIED INDUSTRIAL -- 1.2%
      5,000    Titan Capital Trust,
                5.75% Cv. Pfd. ...........................              143,750
                                                                    -----------
               ENERGY AND UTILITIES -- 2.5%
               EVI Inc.,
        300     5.00% Cv. Pfd. ...........................               14,362
      4,000     5.00% Cv. Pfd. (a) .......................              191,500
      1,500    Southern Energy Inc.,
                6.25% Cv. Pfd. ...........................               99,469
                                                                    -----------
                                                                        305,331
                                                                    -----------
               ENTERTAINMENT -- 2.2%
      5,000    Seagram Co.,
                7.50% Cv. Pfd. ...........................              260,625
                                                                    -----------
               PAPER AND FOREST PRODUCTS -- 0.6%
      2,000    Amcor Ltd.,
                7.25% Cv. Pfd. ...........................               69,000
                                                                    -----------
               PERSONAL AND MISCELLANEOUS SERVICES -- 0.7%
      4,000    Carriage Services Capital Trust,
                7.00% Cv. Pfd. ...........................               89,000
                                                                    -----------
               PUBLISHING -- 2.0%
      8,000    Reader's Digest Association Inc.,
                $1.9336 Cv. Pfd. .........................              248,000
                                                                    -----------
               TELECOMMUNICATIONS -- 2.6%
      5,000    BroadWing Inc.,
                6.75% Cv. Pfd., Ser. B ...................              233,125


                                                                     MARKET
    SHARES                                                           VALUE
    ------                                                           -----
               Global Telesystems Group Inc.,
      4,000     7.25% Cv. Pfd. ...........................          $    42,500
      4,000     7.25% Cv. Pfd.(a) ........................               42,500
                                                                    -----------
                                                                        318,125
                                                                    -----------
               WIRELESS COMMUNICATIONS -- 1.0%
      4,000    Winstar Communications Inc.,
                7.00% Cv. Pfd. ...........................              118,000
                                                                    -----------
               TOTAL PREFERRED STOCKS ....................            2,181,518
                                                                    -----------
               COMMON STOCKS -- 0.7%
               ELECTRONICS -- 0.7%
      1,949    Intel Corp. ...............................               81,127
                                                                    -----------
               TOTAL INVESTMENTS -- 96.0%
                (Cost $11,699,705) .......................           11,603,927

               OTHER ASSETS AND
                LIABILITIES (NET) -- 4.0% ................              488,367
                                                                    -----------
               NET ASSETS -- 100.0%
                (1,024,304 shares outstanding) ...........          $12,092,294
                                                                    ===========


 PRINCIPAL                                  SETTLEMENT               UNREALIZED
   AMOUNT                                      DATE                 APPRECIATION
   ------                                   ----------              ------------
               FORWARD FOREIGN EXCHANGE CONTRACTS
207,680,000(b) Deliver Japanese Yen
                in exchange for
                USD 1,973,811 .............   02/16/01                $  26,171
194,760,000(b) Deliver Japanese Yen
                in exchange for
                USD 1,891,723 .............   06/27/01                  108,263
                                                                      ----------
                                                                      $ 134,434
                                                                      =========
------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the market value of Rule 144A securities amounted to $775,024 or 6.4% of total net assets.
(b) Principal amount denoted in Japanese Yen.
(c) Principal amount denoted in French Francs.
(d) Principal amount denoted in Euros.
(e) Principal amount denoted in British Pounds.


                               % OF MARKET           MARKET
GEOGRAPHIC DIVERSIFICATION        VALUE              VALUE
--------------------------     -----------        -----------
North America ...............     43.7%           $ 5,071,558
Latin America ...............      2.1%               249,000
Europe ......................     25.9%             3,000,737
Asia/Pacific Rim ............      0.6%                69,000
Japan .......................     27.7%             3,213,632
                                 ------           -----------
                                 100.0%           $11,603,927
                                 ======           ===========

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK} FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ____________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)        PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and
  capital appreciation. (NO-LOAD)                PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
  Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation.
  Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
  Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

         Gabelli Global Series Funds, Inc.
  THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
               One Corporate Center
             Rye, New York 10580-1434
                   1-800-GABELLI
                  [1-800-422-3554]
                FAX: 1-914-921-5118
              HTTP://WWW.GABELLI.COM
             E-MAIL: INFO@GABELLI.COM
 (Net Asset Value may be obtained daily by calling
          1-800-GABELLI after 6:00 P.M.)

                 BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

             OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           A. Hartswell Woodson, III
PRESIDENT AND CHIEF             VICE PRESIDENT AND
INVESTMENT OFFICER              PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND              SECRETARY
TREASURER

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB441Q300SR

                                                [PHOTO OF MARIO GABELLI OMITTED]

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000